SECOND EXCHANGE AGREEMENT


         THIS AGREEMENT made as of this _____ day of June, 2004, by and between BRITTANY CAPITAL MANAGEMENT LTD., a corporation organized under the laws of the Bahamas ("Investor"), and HOMECOM COMMUNICATIONS, INC., a Delaware corporation ("HCOM" or the "Company") .

         The following terms shall have the specified definitions, unless the context otherwise requires:

         "Common Stock" shall mean the common stock of HCOM, $0.0001 par value per share.

                                 R E C I T A L S

         A. The Investor is the owner of good and marketable title to 5,640,000 shares of the Common Stock of HCOM (the "Securities"), free and clear of all liens, pledges and encumbrances.

         B. HCOM wishes to acquire the Securities for $0.10 per share.

         C. In consideration of the transfer to HCOM of certain of the Securities, the Investor will receive, subject to the terms and conditions set forth herein, the Series ____Convertible Preferred Stock, (the "Preferred Stock") and being in the form and having the terms and conditions as set forth in Annex I attached hereto in exchange for the Securities.

         NOW, THEREFORE, for and in consideration of the premises and the mutual agreement contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. On the Closing Date (as defined below), HCOM agrees to purchase from the Investor 4,165,000 of the Securities.

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         2.       In consideration therefore, HCOM agrees to issue to the
Investor, the Preferred Stock.

         3. MUTUAL DELIVERIES. (a) On the Closing Date the Investor shall deliver the Securities to HCOM and HCOM shall deliver to the Investor the Preferred Stock duly endorsed for transfer (the "Exchange").

         4. CLOSING DATE. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 9 and Section 10 below, the date and time of the Exchange pursuant to this Agreement (the "Closing Date") shall be 12:00 noon Eastern Standard Time on June ___, 2004 or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement shall occur on the Closing Date at the offices of Krieger & Prager LLP, 39 Broadway, Suite 1440, New York, New York or at such other location as may be agreed to by the parties.

         5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Investor that:

         (a) The Company has the corporate power and authority to enter into this Agreement, and to perform its obligations hereunder. The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes valid and binding obligations of the Company enforceable against it in accordance with its terms, subject to the effects of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to the application of equitable principles in any proceeding (legal or equitable).

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                  (b) To the actual knowledge of the Company, the execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not breach or constitute a default under any applicable law or regulation or of any agreement, judgment, order, decree or other instrument binding on the Company which breach or default could reasonably by expected to have a material adverse effect on the Company taken as a whole.

                  (c) Other than as disclosed in the Company's reports or registration statements as filed with the Securities and Exchange Commission (the "SEC"), including the exhibits thereto (the "SEC Documents"), there is no pending, or to the actual knowledge of the Company, threatened, judicial, administrative or arbitral action, claim, suit, proceeding or investigation which might affect the validity or enforceability of this Agreement or which involves the Company and which if adversely determined, could reasonably be expected to have a material adverse effect on the Company.

                  (d) Except as disclosed in Schedule 5(d) hereto, to the actual knowledge of the Company, no consent or approval of, or exemption by, or filing with, any party or governmental or public body or authority is required in connection with the execution, delivery and performance under this Agreement or the taking of any action contemplated hereunder.

                  (e) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation.

                  (f) The execution, delivery and performance of this Agreement by the Company, and the consummation of the transactions contemplated hereby, will not (i) violate any provision of the Company's Certificate of Incorporation

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or By-laws, (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of the effect of, otherwise, give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which the Company is a party or by or to which the Company or any of the Company's assets or properties may be bound or subject, (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body by which the Company, or the assets or properties of the Company are bound, (iv) to the Company's actual knowledge, violate any statute, law or regulation.

         6. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor hereby represents and warrants to the Company that:

                  (a) The Investor has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery by the Investor of this Agreement, and the consummation by the Investor of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Investor. This Agreement has been duly executed and delivered by the Investor and constitutes valid and binding obligations of the Investor, enforceable against it in accordance with its terms, subject to the effects of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to the application of equitable principles in any proceeding (legal or equitable).

                  (b) The execution, delivery and performance by the Investor of this Agreement, and the consummation of the transactions contemplated hereby, do

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not and will not breach or constitute a default under any applicable law or regulation or of any agreement, judgment, order, decree or other instrument binding on the Investor.

                  (c) The Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and the Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Preferred Stock. The Investor acknowledges that an investment in the Preferred Stock, is speculative and involves a high degree of risk.

                  (d) Investor has received all documents, records, books and other information pertaining to Investor's investment in the Company that have been requested by Investor.

                  (e) At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

                  (f) Except as specifically set forth herein, Investor makes no representations or warranties any other matter.

                  (g) The Investor has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transaction contemplated hereby.

                  (h) The Investor is the owner of good and marketable title to the Securities, free and clear of all liens, pledges and encumbrances.

         7.       GOVERNING LAW; MISCELLANEOUS

                  (a) Governing Law; Jurisdiction. This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with New York law without regard to the conflict

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of law principles thereof, except that matters relating to the corporate governance of the Company shall be governed by Delaware law. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America located in the Borough of Manhattan (the "New York Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated by this Agreement (and agree not to commence any litigation relating thereto except in such New York Courts), waive any objection to the laying of venue of any such litigation in the New York Courts and agree not to plead or claim in any New York Court that such litigation brought therein has been brought in an inconvenient forum. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement, or the transactions contemplated by this Agreement.

                  (b) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties.

                  (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

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                  (e) Entire Agreement; Amendments. This Agreement and the
instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Investor.

                  (f) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier, overnight delivery service or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, overnight delivery service or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

         If to the Company:
                                    Michael Sheppard
                                    HCOM Communications Inc.
                                    3495 Piedmont Road
                                    Building 12, Suite 110
                                    Atlanta, GA 30305

         with copy to:

                                    Foley Hoag LLP
                                    155 Seaport Boulevard
                                    Boston, MA 02210
                                    Attention: David A. Broadwin, Esq.
                                    Telephone: (617) 832-1000
                                    Fax: (617) 832-7000

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         If to the Investor:
                                    c/o Lion Corporate Services
                                    Cumberland House
                                    27 Cumberland Street
                                    PO Box N-10818
                                    Nassau, New Providence
                                    Bahamas

         with a copy to:



         Each party shall provide notice to the other parties of any change in address.

                  (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company, nor the Investor shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

         8. FURTHER ASSURANCES. Each party shall do and perform or cause to be done and perform, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         9. CONDITIONS TO THE INVESTOR'S OBLIGATION TO EXCHANGE. The obligation of the Investor to deliver the certificate(s) representing the Securities to HCOM on the Closing Date is subject to the satisfaction, at or before the

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Closing Date, of each of the following conditions thereto, provided that these conditions are for the Investor's sole benefit and may be waived by the Investor at any time in its sole discretion:

                  (a) HCOM shall have executed this Agreement and delivered the same to the Investor.

                  (b) The representations and warranties of HCOM shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and HCOM shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by HCOM on or prior to the Closing Date.

                  (c) HCOM shall have delivered to the Investor the duly executed Preferred Stock in accordance with the terms herein.

                  (d) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

         10. CONDITIONS TO HCOM's OBLIGATION TO EXCHANGE The obligation of HCOM hereunder to deliver the Preferred Stock on the Closing Date is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for HCOM's sole benefit and may be waived by HCOM at any time in its sole discretion.

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                  (a) The Investor shall have executed this Agreement and
delivered same to HCOM.

                  (b) The Investor shall have delivered to HCOM the certificates, duly endorsed for transfer, representing the Securities in accordance with the terms herein.

                  (c) The representations and warranties of the Investor shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor on or prior to the Closing Date.

                  (d) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            HOMECOM COMMUNICATIONS, INC.


                                            By: ________________________________
                                            Name:
                                            Title:

                                            BRITTANY CAPITAL MANAGEMENT LTD.


                                            By: ________________________________
                                            Name: ______________________________
                                            Title: _____________________________


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                                     ANNEX I


                             Form of Preferred Stock





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